As filed with the Securities and Exchange Commission on February 26, 2015

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22842

FORUM FUNDS II
Three Canal Plaza, Suite 600
Portland, Maine 04101

Stacey E. Hong, Principal Executive Officer
Three Canal Plaza, Suite 600
Portland, Maine 04101
207-347-2000

Date of fiscal year end: December 31

Date of reporting period: January 1, 2014 – December 31, 2014

ITEM 1. REPORT TO STOCKHOLDERS.

PHOCAS REAL ESTATE FUND

Annual Report
December 31, 2014

PHOCAS REAL ESTATE FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) DECEMBER 31, 2014

Market Summary

The Phocas Real Estate Fund (the “Fund”) rose 31.65% for 2014. In comparison, the securitized commercial real estate market, as measured by the FTSE NAREIT All Equity REITs Index (the “Index” or the “Benchmark”), delivered total performance of 28.03% for the year. Overall in 2014, real estate investment trusts (REITs) responded positively to the Federal Reserve’s announced plan to end its bond purchasing program while targeting continued low interest rates.

Increasing demand and limited new supply continued to drive strengthening real estate fundamentals. The improving fundamentals and high dividend yields, relative to the current low interest rate environment, have allowed the sector to remain attractive to investors. Although commercial real estate continues to face challenges, we believe that REITs appear well positioned for another year of growth in 2015.

Performance Summary

The Fund outpaced the Index attractively during the fourth quarter, rising 15.94% versus 12.94% for the Benchmark. The top performing stock in the Fund was Aviv REIT (AVIV), with the company agreeing in late October to be acquired by Omega Healthcare Investors (OHI). Because of the share price increase as a result of the acquisition announcement, the position was sold, and the proceeds were redeployed into Alexandria Real Estate (ARE). Also in the Healthcare sector, Sabra Healthcare REIT (SBRA) was a key performance contributor that benefited materially from its fellow small cap peer AVIV’s acquisition announcement and stock price increase. NorthStar Asset Management (NSAM) also rose handily, but its price performance remained volatile as a new stand-alone company – it was a spin-off from NorthStar Realty Finance (NRF) at the beginning of the third quarter – outperforming with company news or earnings, but drifting sideways otherwise. In NSAM’s first quarterly earnings report, the company announced a significant outperformance of consensus earnings estimates, and we continue to believe that NSAM may outperform expectations in 2015. Also contributing in the fourth quarter’s performance was the position of Pebblebrook Hotel Trust (PEB). The company not only outperformed during the quarter, but closed four acquisitions that could enable significant future growth. Reversing course from the third quarter, American Tower (AMT) went from being the top performer in the Fund to the bottom performer. Despite AMT’s fundamentals remaining solid with strong organic growth, the company experienced headwinds from foreign exchange as the dollar strengthened. First Potomac Realty Trust (FPO) also underperformed in the quarter, and continued to suffer from the challenging DC office market. Despite trading at a significant discount to its Net Asset Value (NAV), the position appears to be languishing until the value-add portion of the Fund can be realized. Shares of Camden Properties (CPT) sold off on the decline in oil prices impacted. Our opinion is that CPT trades at an attractive discount, that the selloff was overdone, and certainly not justified by the company’s fundamentals.

The third quarter saw the Fund roughly in line with the Index. The Fund declined 2.83% versus a reduction of 2.48% for the Benchmark. The top performing stock in the Fund was American Tower (AMT), as AMT and competitor, Crown Castle International (CCI), benefitted from wireless carriers’ upgrade in wireless networks, as well as from their own expansion into developing international markets. NorthStar Asset Management (NSAM) was a non-Benchmark position for the Fund, and was a strong performer. As described above, NSAM was spun off from NorthStar Realty Finance (NRF) at the beginning of the third quarter, and is expected to grow its assets under management as NRF continues to make acquisitions and grow its portfolio. Also contributing that quarter was the Fund’s position in Sun Communities (SUI), an owner and operator of manufactured housing and recreational vehicle communities, as the company and sector as a whole continued to benefit from strong core growth and increased interest in the space. Following a strong twelve months of outperformance, Sabra Health Care REIT (SBRA) was the worst performing stock in the Fund in the quarter. Not only did the Healthcare sector decline because of perceived pressure from interest rates, but two days prior to the third quarter’s end, SBRA issued equity to help fund a $550MM acquisition putting further pressure on their stock price. First Industrial (FR) also suffered as the company disappointed quarterly expectations, and was subsequently downgraded by sell side analysts. Despite the underperformance, we remained positive on the holding due to potential occupancy gains, rising rents and limited new supply – despite fears to the contrary. First Potomac Realty Trust (FPO) also underperformed in the quarter, driven by the downturn in the overall REIT market, as well as the challenging DC office market.

In the second quarter, performance was also in line, but positive. The Fund rose 7.63%, besting the Benchmark’s 7.13%. AVIV (AVIV) shares were driven upward as the company was able to complete accretive acquisitions, and announced more that were expected to close shortly. AVIV’s scale helped it accretively acquire smaller assets that would be considered too small for larger Healthcare REITs. Strategic Hotels (BEE) remained a strong performer for the Fund as the luxury and resort segment of the market continued to thrive, and BEE has arguably the highest quality assets in the space. Overall, we view Lodging as the most leveraged way to capitalize on an improving economy within the real estate space. Weyerhaeuser (WY) was also a strong contributor as timber prices were stabilizing, and demand was increasing with the improved housing construction market. Following two strong years of outperformance, Industrial REITs took a breather and underperformed in the second quarter of 2014 as the perceived risk of higher
1

PHOCAS REAL ESTATE FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) DECEMBER 31, 2014

supply slowed upward momentum of share prices. Two of the Fund’s worst performers during the quarter, First Industrial (FR) and Prologis (PLD) were no exception. Also slowing down from its strong performance was American Campus (ACC), as the fundamentals slowed after recovering strongly in the first quarter. Despite the deceleration, ACC continued to have attractive momentum on its side fundamentally, and we believed the stock would return to strong performance for the remainder of the year pending the release of final leasing numbers approaching the beginning of the new academic year.

For the opening quarter of the year, the Fund rose 9.00% versus the Benchmark, which rose 8.52%. The top performing position was NorthStar Realty Finance (NRF), which announced a $1 billion healthcare portfolio acquisition during that quarter. Two of the Fund’s Residential REITs were also strong contributors: Essex Property (ESS) in Apartments; and American Campus (ACC) in Student Housing. ESS recently closed its merger with BRE Properties; that was expected to feed solid growth due to cost synergies and a majority of market overlap between the two companies. ACC, on the other hand, rebounded strongly from poor performance in 2013. The improvement was driven by a renewed focus on core operations, namely leasing. Kilroy Realty (KRC) continued as an attractive performer in the Fund as its West Coast office markets remained top job growth markets, driven by technology and media, contributing to strong tenant demand. After being strong contributors in the prior quarter, Weyerhaeuser (WY) and American Tower (AMT), underperformed during that quarter. Following two strong years of outperformance, the Timber sector as a whole underperformed during the first quarter of 2014 because 2013 fourth quarter earnings underwhelmed investors, and upward lumber price momentum slowed. For AMT, despite the stock price taking a breather, it was quite the opposite as fundamentals remained solid, if not strong, with demand for site colocation from both amendments and new leases strong, and carriers deploying new frequency bands for mobile broadband services and “densifying” domestic network coverage. Data Center REITs continued to underperform during the quarter as concerns remained centered on tenant demand, elongated sales cycles and lumpy lease signings. CoreSite (COR) was no exception to that trend.

Fund Positioning

Given the strong REIT performance momentum, healthy real estate fundamentals and modest new construction, it is easy to imagine the trend continuing through 2015. The offset, however, is that REIT valuations appear high, particularly with cap rates on underlying real estate at their lowest levels ever across most property types. These conflicting data points simply reinforce our opinion that stock selection will remain critical as we navigate the REIT market in 2015. The Fund maintains positions in core holdings with what we deem to be high quality management and asset locations, as well as strong balance sheets.

The Fund remains overweight Office, preferring central business district (“CBD”) over suburban exposure, as accelerating employment should drive strong CBD property net operating income growth and lowered CBD concessions. Most holdings are expecting to deliver development projects into high demand markets, which would likely further drive earnings and NAV. The Fund’s large exposure to Apartments may benefit from employment growth, as well as company specific development and redevelopment projects. The Fund also remains overweight in Lodging REITs, with positions poised to benefit from viable secular growth in global travel and very limited supply. The Fund is underweight in Healthcare, Shopping Centers, Infrastructure and Timber due to valuations, slowing growth, or supply/demand fundamentals.

Best Regards,
Phocas Financial Corporation

William Schaff, CFA	James Murray, CFA

2

PHOCAS REAL ESTATE FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) DECEMBER 31, 2014

IMPORTANT RISKS AND DISCLOSURES

The views expressed in this report reflect those of the Fund’s Portfolio Managers as of the date this report is first published and may not reflect their views anytime thereafter. These views are intended to assist shareholders in understanding the Fund’s investment methodology and do not constitute investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date this report is first published. All current and future holdings are subject to risk and to change. To the extent this report contains forward looking statements, unforeseen circumstances may cause actual results to differ materially from the views expressed as of the date this is written.

The Fund is exposed to the same risks that are associated with the direct ownership of real estate including, but not limited to, a general decline in the value of real estate, fluctuations in rental income, changes in interest rates, increases in property taxes, increasing operating costs, overbuilding, changes in zoning laws, and changes in consumer demand for real estate. The Fund may invest in foreign securities which involve political, economic and currency risks, greater volatility, and differences in accounting methods from investing solely in the U.S. These risks are magnified in emerging markets. The Fund is non-diversified, meaning it may invest its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.

The FTSE NAREIT All Equity REITs Index is an unmanaged index of all tax-qualified REITs with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria. One cannot invest directly in an index.

3

PHOCAS REAL ESTATE FUND PERFORMANCE CHART AND ANALYSIS (Unaudited) DECEMBER 31, 2014

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Phocas Real Estate Fund (the “Fund”) compared with the performance of the primary benchmark, the FTSE NAREIT All Equity REITs Index (the "NAREIT Equity Index"), and the secondary benchmark, the S&P 500 Index (the "S&P 500"), since inception. On May 1, 2014, the NAREIT Equity Index replaced the S&P 500 Index as the Fund's primary benchmark because the Advisor believes that it provides a more appropriate basis for comparing the Fund's performance. The NAREIT Equity Index is an unmanaged index of all tax qualified REITs with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property that also meets minimum size and liquidity criteria. The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The total return of the NAREIT Equity Index and S&P 500 include the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the NAREIT Equity Index and S&P 500 do not include expenses. The Fund is professionally managed while the NAREIT Equity Index and S&P 500 are unmanaged and are not available for investment.

Comparison of Change in Value of a $10,000 Investment
Phocas Real Estate Fund vs. FTSE NAREIT All Equity REITs Index vs. S&P 500 Index

Average Annual Total Returns			Since Inception
Periods Ended December 31, 2014	One Year	Five Years	09/29/06
Phocas Real Estate Fund	31.65%	16.71%	7.18%
FTSE NAREIT All Equity REITs Index	28.03%	16.91%	5.91%
S&P 500 Index	13.69%	15.45%	7.66%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (866) 746-2271. Shares redeemed within 90 days of purchase will be charged a 1.00% redemption fee. As stated in the Fund’s current prospectus, the annual operating expense ratio (gross) is 3.85%. However, the Fund’s Advisor has contractually agreed to waive its fee and/or reimburse expenses to limit total operating expenses to 1.50%, through April 30, 2016. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

The historical information shown above from September 29, 2006 through December 31, 2013, reflects, in part, the historical performance of the Phocas Real Estate Fund, a series of the Advisors Series Trust (the “Predecessor Fund”). Effective as of the close of business on July 31, 2013, the Predecessor Fund reorganized into the Fund. The Predecessor Fund and the Fund have identical investment objectives and strategies and are managed by the same investment advisor.
4

PHOCAS REAL ESTATE FUND SCHEDULE OF INVESTMENTS DECEMBER 31, 2014

Shares	Security Description	Value
Common Stock – 2.8%
Diversified Financials - 2.8%
13,253	NorthStar Asset Management Group, Inc.	$299,120
Total Common Stock (Cost $170,854)		299,120

Common Stock (REITs) – 95.1%
Apartments - 14.3%
3,960	American Campus Communities, Inc.	163,785
3,835	AvalonBay Communities, Inc.	626,601
2,662	Camden Property Trust	196,562
2,201	Equity Residential	158,120
1,942	Essex Property Trust, Inc.	401,217
		1,546,285
Diversified - 7.0%
5,617	CoreSite Realty Corp.	219,344
18,499	Cousins Properties, Inc.	211,258
2,772	Vornado Realty Trust	326,292
		756,894
Healthcare - 5.5%
10,557	Sabra Health Care REIT, Inc.	320,616
3,848	Ventas, Inc.	275,902
		596,518
Industrial - 5.8%
17,941	First Industrial Realty Trust, Inc.	368,867
5,888	Prologis, Inc.	253,360
		622,227
Infrastructure - 5.1%
5,560	American Tower Corp.	549,606

Lodging/Resorts - 9.4%
1,596	LaSalle Hotel Properties	64,590
9,635	Pebblebrook Hotel Trust	439,645
38,720	Strategic Hotels & Resorts, Inc. (a)	512,266
		1,016,501
Manufactured Homes - 1.9%
3,443	Sun Communities, Inc.	208,164

Mixed - 1.6%
14,039	First Potomac Realty Trust	173,522

Office - 17.2%
2,837	Alexandria Real Estate Equities, Inc.	251,755
2,707	Boston Properties, Inc.	348,364
7,956	Hudson Pacific Properties, Inc.	239,157
7,308	Kilroy Realty Corp.	504,764
4,286	SL Green Realty Corp.	510,120
		1,854,160
Regional Malls - 12.3%
13,237	General Growth Properties, Inc.	372,357
5,226	Simon Property Group, Inc.	951,707
		1,324,064
Self Storage - 5.9%
10,858	Extra Space Storage, Inc.	636,713

Shopping Centers - 7.1%
9,847	Acadia Realty Trust	315,399
7,654	Kite Realty Group Trust	219,976
3,598	Regency Centers Corp.	229,481
		764,856
Timber - 2.0%
5,836	Weyerhaeuser Co.	209,454

Total Common Stock (REITs) (Cost $6,827,582)	10,258,964

Money Market Fund - 0.8%
82,737	Dreyfus Cash Management, 0.03% (b) (Cost $82,737)	82,737

Total Investments - 98.7% (Cost $7,081,173)*	$10,640,821
Other Assets & Liabilities, Net – 1.3%	140,827
Net Assets – 100.0%	$10,781,648

REIT	Real Estate Investment Trust
(a)	Non-income producing security.
(b)	Variable rate security. Rate presented is as of December 31, 2014.

*	Cost for federal income tax purposes is $7,123,425 and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$3,532,490
Gross Unrealized Depreciation	(15,094)
Net Unrealized Appreciation	$3,517,396

See Notes to Financial Statements.	5

PHOCAS REAL ESTATE FUND SCHEDULE OF INVESTMENTS DECEMBER 31, 2014

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2014.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$10,558,084
Level 2 - Other Significant Observable Inputs	82,737
Level 3 - Significant Unobservable Inputs	-
Total	$10,640,821

The Level 1 value displayed in this table is Common Stock and Common Stock (REITs). The Level 2 valued displayed in this table is a Money Market Fund. Refer to this Schedule of Investments for a further breakout of each security by industry.

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the year ended December 31, 2014.

PORTFOLIO HOLDINGS
% of Total Investments
Apartments	14.5%
Diversified	7.1%
Diversified Financials	2.8%
Healthcare	5.6%
Industrial	5.8%
Infrastructure	5.2%
Lodging/Resorts	9.6%
Manufactured Homes	2.0%
Mixed	1.6%
Office	17.4%
Regional Malls	12.4%
Self Storage	6.0%
Shopping Centers	7.2%
Timber	2.0%
Money Market Fund	0.8%
100.0%

See Notes to Financial Statements.	6

PHOCAS REAL ESTATE FUND STATEMENT OF ASSETS AND LIABILITIES DECEMBER 31, 2014

ASSETS
Total investments, at value (Cost $7,081,173)	$10,640,821
Receivables:
Fund shares sold	116,000
Dividends	49,993
From investment advisor	665
Prepaid expenses	2,148
Total Assets	10,809,627

LIABILITIES
Accrued Liabilities:
Fund services fees	6,533
Other expenses	21,446
Total Liabilities	27,979

NET ASSETS	$10,781,648

COMPONENTS OF NET ASSETS
Paid-in capital	$7,217,197
Undistributed net investment income	44,682
Accumulated net realized loss	(39,879)
Net unrealized appreciation	3,559,648
NET ASSETS	$10,781,648
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	332,345
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*	$32.44
*	Shares redeemed or exchanged within 90 days of purchase are charged a 1.00% redemption fee.

See Notes to Financial Statements.	7

PHOCAS REAL ESTATE FUND STATEMENT OF OPERATIONS YEAR ENDED DECEMBER 31, 2014

INVESTMENT INCOME
Dividend income	$284,767
Total Investment Income	284,767

EXPENSES
Investment advisor fees	69,170
Fund services fees	94,400
Distribution fees	13,712
Custodian fees	5,000
Registration fees	2,997
Professional fees	35,191
Trustees' fees and expenses	3,064
Offering costs	30,533
Miscellaneous expenses	15,866
Total Expenses	269,933
Fees waived and expenses reimbursed	(131,574)
Net Expenses	138,359

NET INVESTMENT INCOME	146,408

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	274,746
Net change in unrealized appreciation (depreciation) on investments	2,094,469
NET REALIZED AND UNREALIZED GAIN	2,369,215
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,515,623

See Notes to Financial Statements.	8

PHOCAS REAL ESTATE FUND STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
OPERATIONS
Net investment income	$146,408	$112,146
Net realized gain	274,746	295,578
Net change in unrealized appreciation (depreciation)	2,094,469	(22,410)
Increase in Net Assets Resulting from Operations	2,515,623	385,314

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(8,167)	(56,865)

CAPITAL SHARE TRANSACTIONS*
Sale of shares	1,407,104	2,152,309
Reinvestment of distributions	8,067	56,107
Redemption of shares	(632,705)	(137,312)
Increase in Net Assets from Capital Share Transactions	782,466	2,071,104
Increase in Net Assets	3,289,922	2,399,553

NET ASSETS
Beginning of Year	7,491,726	5,092,173
End of Year (Including line (a))	$10,781,648	$7,491,726

SHARE TRANSACTIONS
Sale of shares	49,538	88,564
Reinvestment of distributions	245	2,268
Redemption of shares	(21,209)	(5,603)
Increase in Shares	28,574	85,229

(a) Undistributed net investment income	$44,682	$1,729

*
Capital Share transactions during the year ended December 31, 2013 include activity from the predecessor fund. Prior to August 1, 2013, the Fund was a series of Advisors Series Trust. Transactions also include $100,000 of shares sold in relation to the reorganization of the Fund into Forum Funds II.

See Notes to Financial Statements.	9

PHOCAS REAL ESTATE FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each year.
	For the Years Ended December 31,
	2014	2013	2012	2011	2010
NET ASSET VALUE, Beginning
of Year	$24.66	$23.30	$20.13	$18.71	$15.43
INVESTMENT OPERATIONS
Net investment income	0.45 (a)	0.46 (a)	0.13	0.15	0.10
Net realized and unrealized gain	7.35	1.09	3.23	1.32	3.37
Total from Investment Operations	7.80	1.55	3.36	1.47	3.47
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	(0.02)	(0.19)	(0.19)	(0.05)	(0.19)
NET ASSET VALUE, End of Year	$32.44	$24.66	$23.30	$20.13	$18.71
TOTAL RETURN	31.65%	6.64%	16.70%	7.89%	22.50%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of
Year (000's omitted)	$10,782	$7,492	$5,092	$4,137	$4,298
Ratios to Average Net Assets:
Net investment income	1.59%	1.83%	0.61%	0.74%	0.69%
Net expenses	1.50%	1.50%	1.50%	1.50%	1.50%
Gross expenses (b)	2.93%	3.85%	4.19%	4.38%	4.76%
PORTFOLIO TURNOVER RATE	18%	29%	35%	18%	66%

(a)		Calculated based on average shares outstanding during each year.
(b)		Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	10

PHOCAS REAL ESTATE FUND NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2014

Note 1. Organization

The Phocas Real Estate Fund (the “Fund”) is a non-diversified portfolio of Forum Funds II (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund commenced operations on September 29, 2006. The Fund seeks long-term total investment return through a combination of capital appreciation and current income.

On July 19, 2013, at a Special Meeting of Shareholders of the Predecessor Fund, the shareholders approved a proposal to reorganize the Predecessor Fund into the Fund, a newly created series of the Trust. The Fund is designed to be substantially similar from an investment perspective to the Predecessor Fund. As a result of the reorganization, the Fund is now operating under the supervision of a different board of trustees. On August 1, 2013, the shares of the Predecessor Fund were, in effect, exchanged on a tax-free basis for shares of the Fund with the same aggregate value. No sales load, commission or other transactional fees were imposed on shareholders in connection with the tax-free exchange of their shares.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal year. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation – Exchange-traded securities (such as shares of exchange-traded funds) and over-the-counter securities are valued using the last quoted trade or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale, at the mean of the last bid and ask prices provided by independent pricing services. Shares of non-exchange traded open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in 60 days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the advisor believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in the Fund’s registration statement, performs certain functions as they relate to the administration and oversight of the Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad-hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with the advisor to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics which may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Advisor inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

The Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets and liabilities

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

11

PHOCAS REAL ESTATE FUND NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2014

The aggregate value by input level, as of December 31, 2014, for the Fund’s investments is included at the end of the Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid at least annually. Distributions to shareholders of net capital gains, if any, are declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – The Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. The Fund files a U.S. federal income and excise tax return as required. A fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of December 31, 2014, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.

REITs – The Fund has made certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Fund may include the gross dividends from such REITs in income or may utilize estimates of any potential REIT dividend reclassifications in the Fund’s annual distributions to shareholders and, accordingly, a portion of the Fund’s distributions may be designated as a return of capital, require reclassification, or be under distributed on an excise basis and subject to excise tax.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Redemption Fees – A shareholder who redeems or exchanges shares within 90 days of purchase will incur a redemption fee of 1.00% of the current net asset value of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

Offering Costs – Offering costs for the Fund of $52,342 consisted of fees related to the mailing and printing of the initial prospectus, certain startup legal costs, and initial registration filings. Such costs are amortized over a twelve-month period beginning with the commencement of operations of the Fund.

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 3. Fees and Expenses

Investment Advisor – Phocas Financial Corporation (the “Advisor”) is the investment advisor to the Fund. Pursuant to an investment advisory agreement, the Advisor receives an advisory fee from the Fund at an annual rate of 0.75% of the Fund’s average daily net assets.

Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 of the Act. Under the Plan, the Fund may pay the Distributor and/or

12

PHOCAS REAL ESTATE FUND NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2014

any other entity as authorized by the Board a fee of up to 0.25% of the Fund’s average daily net assets for providing distribution and/or shareholder services to the Fund. The Distributor is not affiliated with the Advisor or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates.

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to the Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, the Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each Independent Trustee an annual retainer fee of $5,000 for service to the Trust ($20,000 for the Chairman). Effective January 1, 2015, the Trust will pay each Independent Trustee an annual retainer fee of $16,000 for service to the Trust ($21,000 for the Chairman). The Independent Trustees and Chairman may receive additional fees for special Board meetings. Each Independent Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Independent Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.

Note 4. Expenses Reimbursed and Fees Waived

The Advisor has contractually agreed to waive its fee and/or reimburse certain expenses to limit total operating expenses (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 1.50% through April 30, 2016. Other fund service providers have voluntarily agreed to waive and reimburse a portion of their fees. These voluntary fee waivers and reimbursements may be reduced or eliminated at any time. For the year ended December 31, 2014, fees waived and expenses reimbursed were as follows:

Investment Advisor Fees Waived	Investment Advisor Expenses Reimbursed	Other Waivers	Total Fees Waived and Expenses Reimbursed
$69,170	$46,404	$16,000	$131,574

The Fund may repay the Advisor for fees waived and expenses reimbursed pursuant to the expense cap if such payment (1) is made within three years of the fee waiver or expense reimbursement, (2) is approved by the Board and (3) does not cause net annual fund operating expenses of the Fund to exceed the expense cap in place at the time the fees were waived. As of December 31, 2014, the following amounts are subject to recapture by the Advisor:

	Amount of Fees Waived and/or Expenses Reimbursed	Expiration Date to Recoup Fees Waived and/or Expenses Reimbursed	Fees Recouped
December 31, 2013	$66,789	December 31, 2016	$-
December 31, 2014	$115,574	December 31, 2017	$-

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the year ended December 31, 2014, were $2,486,450 and $1,607,375, respectively.

Note 6. Federal Income Tax

Distributions paid during the fiscal years ended as noted were characterized for tax purposes as follows:

	2014	2013
Ordinary Income	$8,167	$56,865

As of December 31, 2014, distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$44,682
Undistributed Long-Term Gain	2,373
Unrealized Appreciation	3,517,396
Total	$3,564,451

13

PHOCAS REAL ESTATE FUND NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2014

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and differences between book and tax treatment on distributions from REITs.

On the Statement of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended December 31, 2014. The following reclassification was the result of REIT distribution reclassifications and has no impact on the net assets of the Fund.

Undistributed Net Investment Income	$(95,288)
Accumulated Net Realized Loss	95,288

Note 7. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and the Fund has had no such events.

14

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Forum Funds II and the Shareholders of Phocas Real Estate Fund

We have audited the accompanying statement of assets and liabilities of the Phocas Real Estate Fund, a series of shares of beneficial interest in the Forum Funds II, including the schedule of investments, as of December 31, 2014, and the related statement of operations for the year then ended and the statements of changes in net assets and financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights for the year ended December 31, 2012 and for each of the years in the three-year period then ended were audited by other auditors whose report dated March 1, 2013 expressed an unqualified opinion on such financial highlights.

 We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2014 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Phocas Real Estate Fund as of December 31, 2014, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the years in the two-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
February 23, 2015

15

PHOCAS REAL ESTATE FUND ADDITIONAL INFORMATION (Unaudited) DECEMBER 31, 2014

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (866) 746-2271 and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (866) 746-2271 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, 12b-1 fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014, through December 31, 2014.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	July 1, 2014	December 31, 2014	Period*	Ratio*
Actual	$1,000.00	$1,122.16	$8.02	1.50%
Hypothetical (5% return before taxes)	$1,000.00	$1,017.64	$7.63	1.50%

*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period.

Federal Tax Status of Dividends Declared during the Fiscal Year

For federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The Fund designates 2.06% of its income dividend distributed as qualifying for the corporate dividends-received deduction (DRD) and 2.06% for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code.

16

PHOCAS REAL ESTATE FUND ADDITIONAL INFORMATION (Unaudited) DECEMBER 31, 2014

Trustees and Officers of the Trust

The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for the shareholders. The following table provides information about each Trustee and certain officers of the Trust. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine 04101. Mr. Keffer and Mr. Hong are considered Interested Trustees due to their affiliation with Atlantic. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (866) 746-2271.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series of Fund Complex¹ Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
David Tucker Born: 1958	Chairman of the Board; Trustee; Chairman, Nominating Committee and Qualified Legal Compliance Committee	Since 2013	Director, Blue Sky Experience since 2008; Senior Vice President & General Counsel, American Century Companies 1998-2008.	36	Trustee, Forum Funds; Trustee, Forum ETF Trust
Mark D. Moyer Born: 1959	Trustee; Chairman, Audit Committee	Since 2013	Chief Financial Officer, Institute of International Education 2008-2011; Chief Financial Officer and Chief Restructuring Officer, Ziff Davis Media Inc. 2005-2008; Adjunct Professor of Accounting, Fairfield University 2009-2012.	9	Trustee, Forum ETF Trust; Trustee, Outlook Funds Trust
Jennifer Brown-Strabley Born: 1964	Trustee	Since 2013	Principal, Portland Global Advisors 1996-2010.	9	Trustee, Forum ETF Trust
Interested Trustees
Stacey E. Hong Born: 1966	Trustee	Since 2013	President, Atlantic since 2008.	8	None
John Y. Keffer2 Born: 1942	Trustee	Since 2012	Chairman, Atlantic since 2008; President, Forum Investment Advisors, LLC since 2011; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company chartered in the State of Maine) since 1997.	36	Trustee, Forum Funds; Trustee, Forum ETF Trust; ALTMFX Trust; Director, Wintergreen Fund, Inc.
Officers
Stacey E. Hong Born: 1966	President; Principal Executive Officer	Since 2013	President, Atlantic since 2008.	N/A	N/A
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2013	Senior Vice President, Atlantic since 2008.	N/A	N/A
Zachary Tackett Born: 1988	Vice President; Secretary; Anti-Money Laundering Compliance Officer	Since 2014	Associate Counsel, Atlantic since 2014; Intern Associate, Coakley & Hyde, PLLC, 2010-2013.	N/A	N/A
Michael J. McKeen Born: 1971	Vice President	Since 2013	Senior Vice President, Atlantic since 2008.	N/A	N/A
Timothy Bowden Born: 1969	Vice President	Since 2013	Manager, Atlantic since 2008.	N/A	N/A
Geoffrey Ney Born: 1975	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.	N/A	N/A
Todd Proulx Born: 1978	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.	N/A	N/A
1The Fund Complex includes the Trust, Forum Funds and Forum ETF Trust and is overseen by different Boards of Trustees.
2Atlantic is a subsidiary of Forum Holdings Corp. I, a Delaware corporation that is wholly owned by Mr. Keffer.

17

PHOCAS REAL ESTATE FUND

FOR MORE INFORMATION:
P.O. Box 588
Portland, ME  04112
(866) 746-2271 (toll free)

INVESTMENT ADVISER
Phocas Financial Corporation
980 Atlantic Avenue, Suite 106
Alameda, CA 94501

TRANSFER AGENT
Atlantic Fund Services
P.O. Box 588
Portland, ME 04112
www.atlanticfundservices.com

DISTRIBUTOR
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information.

215-ANR-1214

ITEM 2. CODE OF ETHICS.
(a)
As of the end of the period covered by this report, Forum Funds II (the “Registrant”) has adopted a code of ethics, which applies to its Principal Executive Officer and Principal Financial Officer (the “Code of Ethics”).

(c)	There have been no amendments to the Registrant’s Code of Ethics during the period covered by this report.
(d)	There have been no waivers to the Registrant’s Code of Ethics during the period covered by this report.
(e)	Not applicable.
(f) (1)	A copy of the Code of Ethics is being filed unter 12(a) hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees has delegated Mr. Mark Moyer as an "audit committee financial expert" as that term is defined under applicable regulatory guidelines. Mr. Moyer is a non- “interested” Trustee (as defined in Section 2(a)(19) under the Investment Company Act of 1940, as amended (the “Act”)), and serves as Chairman of the Audit Committee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a) Audit Fees - The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant for the audit of the Registrant’s annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $11,000 in 2013 and $12,900 in 2014.

(b) Audit-Related Fees – The aggregate fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2013 and $0 in 2014.

(c) Tax Fees - The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning were $3,000 in 2013 and $3,000 in 2014.  These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) All Other Fees - The aggregate fees billed in the Reporting Periods for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs  (a) through (c) of this Item, were $0 in 2013 and $0 in 2014.

(e) (1) The Audit Committee reviews and approves in advance all audit and “permissible non-audit services” (as that term is defined by the rules and regulations of the Securities and Exchange Commission) to be rendered to a series of the Registrant (each, a “Series”).  In addition, the Audit Committee reviews and approves in advance all “permissible non-audit services” to be provided to an investment adviser (not including any sub-adviser) of a Series, or an affiliate of such investment adviser, that is controlling, controlled by or under common control with the investment adviser and provides on-going services to the Registrant (“Affiliate”), by the Series’ principal accountant if the engagement relates directly to the operations and financial reporting of the Series.  The Audit Committee considers whether fees paid by a Series’ investment adviser or an Affiliate to the Series’ principal accountant for audit and permissible non-audit services are consistent with the principal accountant’s independence.

(e) (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable

(g) The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant for the Reporting Periods were $0 in 2013 and $0 in 2014.  There were no fees billed in either of the Reporting Periods for non-audit services rendered by the principal accountant to the Registrant’s investment adviser or any Affiliate.

(h) During the Reporting Period, the Registrant's principal accountant provided no non-audit services to the investment advisers or any entity controlling, controlled by or under common control with the investment advisers to the series of the Registrant to which this report relates.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable

ITEM 6. INVESTMENTS.

(a)	Included as part of report to shareholders under Item 1.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The Registrant does not accept nominees to the board of trustees from shareholders.

ITEM 11. CONTROLS AND PROCEDURES
(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act are effective, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this report.

 (b) There were no changes in the Registrant’s internal control over financial reporting (as defined in
Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)  Code of Ethics (Exhibit filed herewith).

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002. (Exhibits filed herewith)

(a)(3)  Not applicable.

(b)      Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Forum Funds II

By	/s/ Stacey E. Hong
Stacey E. Hong, Principal Executive Officer

Date	February 24, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Stacey E. Hong
Stacey E. Hong, Principal Executive Officer

Date	February 24, 2015

By	/s/ Karen Shaw
Karen Shaw, Principal Financial Officer

Date	February 24, 2015